Exhibit 99.1
Vector Capital to Acquire Printronix for $108 Million in Cash
IRVINE, Calif. and SAN FRANCISCO —(BUSINESS WIRE)—October 2, 2007—Printronix, Inc. (Nasdaq: PTNX), a leading manufacturer of integrated enterprise printing solutions for the supply chain, today announced that it has signed a definitive agreement to be acquired by Vector Capital, a San Francisco-based private equity boutique specializing in buyouts, spinouts, and recapitalizations of established technology businesses.
Under the terms of the agreement, Printronix stockholders will receive $16.00 in cash for each share of Printronix common stock, representing a total price of $108 million. This represents an approximately 18.3% premium over the closing price of Printronix shares on October 1, 2007. The Board of Directors of Printronix, acting on the unanimous recommendation of a Special Committee of independent directors, has approved the merger agreement and recommends that Printronix stockholders support the transaction. This agreement represents the culmination of a process by Printronix, with the advice and assistance of Houlihan Lokey Howard & Zukin Capital, Inc., to solicit interest in a potential acquisition of Printronix.
Robert Kleist, President and CEO and largest shareholder of Printronix, and the current executive management team of Printronix will remain in their current positions with the Company.
“We believe this transaction delivers outstanding value for our stockholders, and better positions the Company to succeed in the global printer market,” said Mr. Kleist. “Following a comprehensive review, our Board of Directors concluded this transaction is in the best interests of our Company and our stockholders. Our management team remains committed to maintaining our relationships with our customers, suppliers and channel partners.”
“The acquisition of Printronix during this volatile time in the financial markets exemplifies Vector’s expertise in helping businesses navigate through complex situations,” said Amish Mehta, partner at Vector Capital. “Printronix is a leader in line-matrix and thermal printing solutions for growing enterprises around the world. With the backing of Vector Capital and the benefits of being a private company, Printronix will now be able to maintain its sole focus on day to day business operations, innovation, and delivering excellent products and service to the market.”
Mr. Kleist and other members of senior management are expected to own approximately 9.9% of the Company after consummation of the transaction.
The closing of this transaction is subject to various conditions, including the approval by holders of a majority of Printronix’s outstanding common stock.
Houlihan Lokey is acting as financial advisor to the Special Committee of the Board of Directors of Printronix. Stradling Yocca Carlson & Rauth is acting as legal advisor to the Special Committee. O’Melveny & Myers LLP is acting as legal advisor to Vector Capital.

Amish Mehta, Partner, and Dominic Ang, Vice President, are leading Vector’s investment in Printronix.
Additional Information and Where to Find It
Printronix will file a proxy statement and other documents regarding the proposed transaction described in this press release with the Securities and Exchange Commission (SEC). Investors and security holders are advised to read the proxy statement and such other materials when they become available because they will contain important information about the acquisition and Printronix. Investors and security holders will be able to obtain a free copy of the proxy statement and any other documents filed by the company from the SEC Web site at www.sec.gov. Printronix’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Printronix in connection with the proposed transaction. Information about the directors and executive officers of Printronix is set forth in the proxy statement for Printronix’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 20, 2007. Investors and security holders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.
Conference Call Information
A conference call discussing the transaction hosted by Robert Kleist, President and CEO, and George Harwood, Senior Vice President and CFO, will be held October 2, 2007 at 11:30am Eastern Time. The call can be accessed by calling (800) 218-8862 (U.S. and Canada) and (303) 262-2127 (International). The conference call passcode is 11098901. Replay of the call may be heard from 1:00 PM Eastern Time (October 2 through October 9, 2007). The replay call-in number is (800) 405-2236 (U.S. and Canada) and (303) 590-3000 (International). The conference call replay passcode is 11098901.
About Printronix
Since 1974, Printronix, Inc. has created innovative printing solutions for the industrial marketplace and supply chain. The Company is the worldwide market leader in enterprise solutions for line matrix printing and has earned an outstanding reputation for its high-performance thermal bar code and fanfold laser printing solutions. Printronix also has become an established leader in pioneering technologies, including radio frequency identification (RFID) printing, bar code compliance and networked printer management. Printronix is headquartered in Irvine, California. For Company information, see www.Printronix.com.
About Vector Capital
Vector Capital is a leading private equity firm specializing in buyouts, spinouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the private and public markets. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector’s notable investments are Savi Technology, LANDesk Software, Corel Corporation (Nasdaq: CREL), Register.com, and Watchguard Technologies. For more information, visit www.vectorcapital.com
Forward-Looking Statements
Certain statements in this press release, including statements about the potential benefits of the proposed acquisition to Printronix stockholders, customers, partners and employees and about the expected closing of the proposed acquisition and other statements about our plans, objectives, intentions, and expectations are “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, financing for the transaction and the completion of the transaction. These statements are based on the current expectations of management of Printronix. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, (1) Printronix may be unable to obtain regulatory approvals required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (4) the businesses of Printronix may suffer as a result of uncertainty surrounding the transaction; and (5) Printronix may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Printronix are set forth in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. Unless required by law, Printronix undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
CONTACTS:
For Printronix, Inc.
Robert A. Kleist, President, CEO, 714-368-2863
or
George L. Harwood, Senior Vice President Finance, CFO,
714-368-2384
Printronix Investors:
EVC Group, Inc.
Douglas M. Sherk, 415-896-6818
dsherk@evcgroup.com
or
Jenifer Kirtland, 415-896-2005
jkirtland@evcgroup.com
For Vector Capital Media:
Layla McHale, 408-268-8348
lmchale@pacbell.net

3